Exhibit 10.1

                            WESTFINANCE CORPORATION
                          3201 NEW MEXICO AVENUE, N.W.
                                    SUITE 350
                             WASHINGTON. D.C. 20016
                                   ----------
                                 (202) 895-1390

Mr. Kevin Brannon                                                     4 May 1999
Chairman
Frederick Brewing Company
4607 Wedgewood Blvd.
Frederick, MD 21703

RE: Extension of Financing Agent Agreement with Westfinance Corporation dated November 4, 1998, and amended and extended February 3, 1999

Dear Mr. Brannon:

Execution of this letter by you will extend and amend the following agreement with Westfinance Corporation:

         The Retention of Westfinance Corporation as Financing Agent

The above referenced Agreement is hereby extended for ninety (90) days, effective May 4, 1999, with the following changes:

         The cash fee set forth in Paragraph 2.a of the original agreement is increased from 1% to 3%

         Paragraph 2.b is amended as follows: Westfinance's additional compensation in the form of warrants on Frederick Brewing Company's common stock shall equal 3% of the Company's presently outstanding shares regardless of the amount of equity capital raised by Westfinance for Frederick Brewing Company.

         All other terms and conditions of the agreement remain unchanged, and any prior extension is superseded by this extension.

This letter also recognizes Westfinance Corporation as a finder of asset-based financing and entitled to a fee of 3% of the amount of the debt commitment with respect to any such financing which it obtains for Frederick Brewing Company. Such fee, if earned, will be paid as such financing is received or drawn upon, and at the time of actual receipt.

                 Sincerely,

                 /s/ C. Stevens Avery, II
                 ------------------------
                 C. Stevens Avery II
                 President

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AGREED AND ACCEPTED:

Date: May 12, 1999
      -----------------------

By: /s/ Kevin Brannon
    -------------------------
    Kevin Brannon, Chairman
    Frederick Brewing Company